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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       November 9, 2004 (November 1, 2004)





                         WESTERN POWER & EQUIPMENT CORP.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                     0-26230                    91-1688446
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)



                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
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          (Address of principal executive offices, including zip code)



                                 (360) 253-2346
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              (Registrant's telephone number, including area code)





Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All readers are encouraged to review this Current Report, including with specific reference the section entitled "Risk Factors." All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.






ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective November 1, 2004, James Fisher was elected to Western Power's board of directors. Mr. Fisher is not related to any other director or executive officer of the company, nor are there any pre-existing relationships or transactions entered into between him and Western Power. The board of directors has therefore determined that Mr. Fisher meets the independence criteria established thereby, and intends that Mr. Fisher serve Western Power as a member of both its audit and compensation committees.

Mr. Fisher was an insurance agent and broker as well as a registered representative holding a Series 7 license and has been employed by CIGA, UNUM, and Metropolitan Life, among others. He retired in 1994, when he also resigned from the board of directors of Fleet Bank of New York.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated: November 9, 2004

                                   WESTERN POWER & EQUIPMENT CORP.



                                   By: /s/ C. Dean McLain
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                                   Name:  C. Dean McLain
                                   Title: President and Chief Executive Officer